UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 22, 2023

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code
____________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On August 22, 2023, United States Steel Corporation (the “Corporation”) sent a letter to employees regarding the strategic alternatives review process, previously announced by the Corporation on August 13, 2023. In accordance with General Instruction B.2 of Form 8-K, the employee letter referenced in this Item 7.01 is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Additionally, the Corporation is updating Item 7.01 of the Current Report on Form 8-K filed on August 17, 2023 (the “Original Form 8-K”) as set forth below. In the Original Form 8-K, the Company provided excerpts from the Corporation's basic labor agreement (the “BLA”) with the United Steelworkers labor union (the “USW”) relevant to the USW's successorship rights, as well as the USW's right to submit a bid in the Corporation's strategic review process. The Company is refiling the provided excerpts to include paragraph 3(c) under ARTICLE TWO, Section D, which had been inadvertently omitted from the Original Form 8-K due to clerical error. No other changes have been made to the Original Form 8-K.

The excerpts below are qualified by reference to the full text of the BLA, which is attached as Exhibit 99.1 to the Original Form 8-K and incorporated herein by reference.

ARTICLE TWO—UNION SECURITY

Section D. Successorship

1.The Company agrees that it will not sell, convey, assign or otherwise transfer, using any form of transaction, any Plant or significant part thereof covered by this Agreement (any of the foregoing, a Sale) to any other party (Buyer), unless the following conditions have been satisfied prior to the closing date of the Sale:
a.the Buyer shall have entered into an agreement with the Union recognizing it as the bargaining representative for the Employees working at the Plant(s) to be sold, and
b.the Buyer shall have entered into an agreement with the Union, either (i) establishing the terms and conditions of employment to be effective as of the closing date of the Sale, or (ii) assuming all agreements applicable to the Plant(s) acquired.
2.Change of Control is defined as (a) the purchase or acquisition by any person, entity or group, as these terms are used in Sections 13(d) and 14 (d) of the Securities Exchange Act of 1934, as amended, of securities that constitute or are exchangeable for a majority of the common equity or securities entitled to vote in the election of directors of the Company; (b) a merger or consolidation in which the holders of the Company’s common equity or securities entitled to vote in the election of directors immediately prior to such merger or consolidation hold less than fifty percent (50%) of such common equity or voting securities of the succeeding entity or of its ultimate parent immediately after such merger or consolidation; or (c) the sale of all or substantially all of the assets of the Company.
3.The Company agrees that it will not consummate any transaction resulting in a Change of Control of the Company (a Transaction) unless the ultimate parent company of the entity which gains Control (Newco) has satisfied the following conditions prior to the consummation of the Transaction:
a.Newco shall have recognized the Union as the bargaining representative for the Employees then employed by the Company;
b.Newco shall have provided the Union with reasonable assurances that it has both the willingness and financial wherewithal to honor the commitments contained in all of the agreements between the Company and the Union applicable to the Employees (All USW Agreements);
c.Newco shall have assumed all USW Agreements.

ARTICLE ELEVEN—CORPORATE GOVERNANCE

Section C. Right to Bid

1.Should the Company decide or be presented with a bona fide offer to sell or otherwise transfer a controlling interest in the corporate entity which owns one or more of its facilities covered by this Agreement, (a Controlling Interest) or all or a portion of one or more of its facilities covered by this Agreement (Facilities) (either or both, the Assets), it will provide the USW with the earliest practicable notification concerning such transactions and grant to the USW the right to organize a transaction to purchase the Assets (a Transaction).
2.The Company will provide the USW with any information provided to other bidders so that the Union may determine whether it wishes to pursue a Transaction. All such information shall be subject to an executed Confidentiality Agreement.
3.The Company shall promptly notify the USW of the schedule and/or timetable for consideration by the Company of any possible transaction. The Company will provide the USW with forty-five (45) days to submit an offer for the Assets.
4.During the period described in Paragraph 3 above, the Company will not enter into any contract regarding the Assets with another party.

5.In the event that the USW submits an offer pursuant to the above, the Company shall not be under any obligation to accept such offer. However, the Company may not enter into an agreement with regard to the Assets with an entity other than the USW unless that transaction is superior to the USW offer. The Company may only deem a proposed transaction superior if its Board of Directors reasonably determines that such transaction is more favorable to the Company and/or its shareholders, taking into consideration such factors as price, form of consideration, certainty of payment, conditions precedent to closing, competitive factors, and other factors which influence which of the transactions is in the best interests of the Company and/or its shareholders.
6.This Section shall not cover any public offering of equity or the transfer of any assets between the Company and its wholly-owned subsidiaries.
7.The rights granted to the USW in this Section may be transferred or assigned by the USW but only on a Transaction specific basis and provided further, that:
a.in the event the person or entity to whom such right is transferred or assigned is a competitor of the Company, then the Company may reasonably manage the provision of confidential information to said entity;
b.the Union and such person or entity have entered into an agreement satisfying the successorship provisions of Article Two, Section D of this Agreement; and
c.in the event of a transaction that does not involve a Controlling Interest and where the Company decides to only pursue, for legitimate business reasons, a transaction which will result in a sale of less than 100% of the Company’s interest in the Assets, the USW’s transferee or assignee must be reasonably acceptable to the Company.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Employee letter, dated August 22, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

This report may contain information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may,” and similar expressions or by using future dates. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results, financial condition and developments may differ, possibly materially, from the anticipated results, developments and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, whether the objectives of the strategic alternative review process will be achieved; the terms, structure, benefits and costs of any strategic transaction; the timing of any transaction and whether any transaction will be consummated at all; the risk that the strategic alternatives review and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally; the risk the strategic alternatives review could divert the attention and time of the Company’s management, the risk of any unexpected costs or expenses resulting from the review; the risk of any litigation relating to the review; and the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual report on Form 10-K for the year ended December 31, 2022 and those described from time to time in our future reports filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Manpreet S. Grewal
Manpreet S. Grewal
Vice President, Controller & Chief Accounting Officer

Dated: August 22, 2023